                                                                    EXHIBIT 3.32

RETURN TO:
DINSMORE & SHOHL
ATTN M FETTMAN ET AL
175 S 3RD ST # 1000
COLUMBUS, OH 43215-0000

---------------------------cut along the dotted line----------------------------
                                [ILLEGIBLE LOGO]
                               THE STATE OF OHIO
                                - CERTIFICATE -

                   SECRETARY OF STATE - J. KENNETH BLACKWELL

                                    1069116

It is hereby certified that the Secretary of State of Ohio has custody of the business records for BLUE CHIP BROADCASTING LICENSES, LTD. and that said business records show the filing and recording of:

Document(s)                                               Document No(s):
-----------                                               ---------------
ARTICLES OF ORGANIZATION/DOM. LIMITED LIABILITY CO        199909200452

                      -----------------------------------
   United States of America                  Witness my hand and the seal of
        State of Ohio                      the Secretary of State at Columbus,
Office of the Secretary of State                 Ohio, This 2nd day of
                                                    April, A.D. 1999

[SEAL]                                  /s/ J. Kenneth Blackwell
                                        J. Kenneth Blackwell
                                        Secretary of State

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Prescribed by
Bob Taft, Secretary of State             RECEIVED               Approved________
30 East Broad Street, 14th Floor       APR 02 1999              Date____________
Columbus, Ohio 43266-0418.         J. KENNETH BLACKWELL         Fee $85.00
Form LCA (July 1994)                SECRETARY OF STATE

                            ARTICLES OF ORGANIZATION

                (Under Section 1705.04 of the Ohio Revised Code)
                            Limited Liability Company

      The undersigned, desiring to form a limited liability company, under Chapter 1705 of the Ohio Revised Code, does hereby state the following:

FIRST: The name of said limited liability company shall be Blue Chip
       Broadcasting Licenses. Ltd.                         ---------
-------------------------------------------------------------------------------
(the name must include the words "limited liability company", "limited", "Ltd" OF "Ltd.")

SECOND: This limited liability company shall exist for a period of perpetual duration.
-------------------------------------------------------------------------------
THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is:

               1821 Summit Road, Suite 401
              -----------------------------
              (street or post office box)

              Cincinnati, Ohio 45237
              --------------------------------------------
              (city, village or township)(state)(zip code)

IN WITNESS WHEREOF, I have hereunto subscribed my name, this 1st day of April, 1999.

                                                /s/ Calvin D. Buford
                                                -------------------------
                                                Calvin D. Buford
                                                Authorized Representative

(If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

Prescribed by
Bob Taft, Secretary of State
30 East Broad Street, 14th Floor
Columbus, Ohio 43266-0418
Form LCA (July 1994)

                          ORIGINAL APPOINTMENT OF AGENT
                         (for limited liability company)

      The undersigned, being authorized representative of Blue Chip Broadcasting
Licenses. Ltd.                                            ----------------------
--------------------------------------------------------------------------------
      (name of limited liability company)

hereby appoints Calvin D. Buford
                -----------------
                (name of agent)

to be the agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is:

           1900 Chemed Center, 255 E. Fifth Street
           ---------------------------------------
                         (street address)

               Cincinnati , Ohio 45202
-------------------------         ----------------------------------------------
(city, village or township) Note: P.O. Box addresses are not acceptable
(zip code)

                                                       /s/ Calvin D. Buford
                                                       -------------------------
                                                       Calvin D. Buford
                                                       Authorized Representative

                            ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for
        Blue Chip Broadcasting Licenses. Ltd.
------------------------------------------------------------ ,
        (name of limited liability company)

hereby acknowledges and accepts the appointment of agent for said limited liability company.

                                        /s/ Calvin D. Buford
                                        ----------------------------
                                            (Agent's Signature)
                                        Calvin D. Buford

[SEAL]   Prescribed by
         Bob Taft, Secretary of State
         30 East Broad Street, 14th Floor
         Columbus, Ohio 43266-418
         Form LCC (July 1994)

                        CONSENT FOR USE OF SIMILAR NAME
            (WHERE CONSENTING ENTITY IS A LIMITED LIABILITY COMPANY)

           Blue Chip Broadcasting, Ltd.
--------------------------------------------------------------------------------
               (NAME OF LIMITED LIABILITY COMPANY GIVING CONSENT)

gives its consent to Blue Chip Broadcasting Licenses, Ltd.
                     -----------------------------------------------------------
                     (NAME OF INDIVIDUAL OR PROPOSED ENTITY RECEIVING CONSENT)

to use the name Blue Chip Broadcasting
                ----------------------------------------------------------------
                (NAME FOR WHICH CONSENT TO USE IS BEING OBTAINED)

       By: /s/ Calvin D. Budford                    By:___________________
           -----------------------
       Title: SECRETARY                             Title:________________

       By:________________________                  By:___________________

       Title:_____________________                  Title:________________

       By:________________________                  By:___________________

       Title:_____________________                  Title:________________

       By:________________________                  By:___________________

       Title:_____________________                  Title:________________

(IF INSUFFICIENT SPACE FOR ALL SIGNATURES, PLEASE ATTACH A SEPARATE SHEET WITH ADDITIONAL SIGNATURES)

                                  INSTRUCTIONS

      This consent must be signed by all members of the consenting limited liability company, or if management of the consenting limited liability company is not reserved to its members, by a manager of the consenting limited liability company. ORC 1705.05(C)

                                          [Ohio Revised Code Section 1705.05(C)]